UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Mr. Martin J. Barrington was elected Chairman and Chief Executive Officer effective upon the conclusion of the Annual Meeting of Shareholders of Altria Group, Inc. (the “Company”) held on May 17, 2012 (the “Annual Meeting”). In connection with his election, Mr. Barrington was promoted to salary band A and his annual base salary was set at $1,150,000. Also in connection with his election, Mr. Barrington received a special grant of 150,000 shares of restricted stock, which will vest five years from the grant date. The form of restricted stock agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 5.02 in its entirety.

Mr. Barrington’s annual incentive and long-term incentive plan (“LTIP”) targets are consistent with salary band A targets and are as follows: Mr. Barrington’s annual incentive award target will be 150% of base salary, and his LTIP award target will be 250% of the sum of each year-end base salary for the three years of a performance cycle. Consistent with the Compensation Committee’s practice with respect to annual equity awards for salary band A executives, such annual equity awards for Mr. Barrington will be determined in January 2013.

For reasons of security and personal safety, Mr. Barrington will be required to use Company aircraft for all travel, including personal use subject to an annual allowance of $200,000. The Compensation Committee considered the potential value of Mr. Barrington’s personal aircraft usage in determining the other components of his total compensation.

In addition, the Company will provide home security system upgrades and monitoring for Mr. Barrington. Mr. Barrington will be eligible to receive other perquisites consistent with those generally available to the Company’s named executive officers, as more fully described under the “Compensation Discussion and Analysis” section of the Company’s 2012 Proxy Statement filed with the Securities and Exchange Commission on April 5, 2012 (the “Proxy Statement”), which discussion is incorporated by reference to this Item 5.02.

Mr. Barrington’s compensation for 2011 as well as the Company’s annual incentive award program, LTIP and other programs are more fully described under the “Compensation Discussion and Analysis” section of the Company’s Proxy Statement, which discussion is incorporated by reference to this Item 5.02.

In addition, in connection with the retirement of Mr. Michael E. Szymanczyk effective upon the conclusion of the Annual Meeting, the Time Sharing Agreement between Mr. Szymanczyk and Altria Client Services Inc., a wholly owned subsidiary of the Company, dated January 28, 2009 (as amended), has been terminated effective May 18, 2012, as set forth in the Time Sharing Termination Letter between Altria Client Services Inc. and Mr. Szymanczyk, dated May 17, 2012. The Time Sharing Agreement and amendments thereto have been previously filed with the Securities and Exchange Commission. The Time Sharing Termination Letter is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference to this Item 5.02 in its entirety.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). There were 1,767,861,634 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 86.82% of outstanding shares on March 26, 2012, the record date. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1:         To elect eleven* directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Elizabeth E. Bailey	1,283,038,271	32,811,374	3,551,411	448,460,577
Gerald L. Baliles	1,240,633,260	75,192,801	3,574,995	448,460,577
Martin J. Barrington	1,293,486,248	22,176,469	3,738,290	448,460,577
John T. Casteen III	1,230,217,956	85,135,013	4,047,740	448,460,577
Dinyar S. Devitre	1,306,990,660	8,363,487	4,041,431	448,460,577
Thomas F. Farrell II	1,295,619,468	20,177,176	3,604,413	448,460,577
Thomas W. Jones	1,294,491,505	21,171,875	3,736,918	448,460,577
W. Leo Kiely III	1,308,088,715	7,429,745	3,882,598	448,460,577
Kathryn B. McQuade	1,307,877,500	7,759,866	3,763,692	448,460,577
George Muñoz	1,307,396,710	8,106,772	3,886,324	448,460,577
Nabil Y. Sakkab	1,306,166,416	9,212,251	4,011,113	448,460,577

All director nominees were duly elected.

*	As previously reported, in connection with Mr. Szymanczyk’s retirement upon the conclusion of the Annual Meeting, the Board of Directors of the Company (the “Board”) amended Article II, Section 2 of the Amended and Restated By-Laws, filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on February 29, 2012, in order to decrease the size of the Board from twelve (12) to eleven (11) directors, effective upon the conclusion of the Annual Meeting.

Proposal 2:         Ratification of the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2012.

For	Against	Abstain
1,732,020,202	31,021,706	4,819,727

The selection of Independent Registered Public Accounting Firm was ratified.

Proposal 3:         Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,242,723,920	68,389,805	8,287,323	448,460,577

The proposal was approved on an advisory basis.

Proposal 4:         Shareholder Proposal - Disclosure of Lobbying Policies and Practices.

For	Against	Abstain	Broker Non-Vote
257,680,472	1,000,234,527	61,484,134	448,460,577

The proposal was defeated.

Item 7.01.         Regulation FD Disclosure.

On May 17, 2012, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). In connection with the Annual Meeting and the Company’s Board of Directors meeting held on May 17, 2012, the Company issued a press release on May 17, 2012, in which the Company, among other things, announced that, as previously disclosed, in connection with Mr. Szymanczyk’s retirement, the Board has appointed Mr. Barrington to serve as Chairman and Chief Executive Officer of the Company upon the conclusion of the Annual Meeting.

In addition, the Company reaffirmed earnings guidance for 2012 in the press release.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety to this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 to this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Agreement (filed pursuant to Item 5.02)

10.2	Time Sharing Termination Letter (filed pursuant to Item 5.02)

99.1	Altria Group, Inc. Press Release dated May 17, 2012 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel

DATE: May 17, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement (filed pursuant to Item 5.02)

10.2	Time Sharing Termination Letter (filed pursuant to Item 5.02)

99.1	Altria Group, Inc. Press Release dated May 17, 2012 (furnished pursuant to Item 7.01)